50546  2/99

Prospectus Supplement
dated February 8, 1999 to:
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PUTNAM GLOBAL NATURAL RESOURCES FUND
Prospectus dated December 30, 1998

The second paragraph under the heading "Who manages the fund?" is replaced with the following:

The following officer of Putnam Management has had primary responsibility for the day-to-day management of the fund's portfolio since the year shown below. Her experience as a portfolio manager or investment analyst over at least the last five years is also shown.

                                   Business experience
Officer                 Year       (at least 5 years)
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Dolores Snyder Bamford  1999       Employed by Putnam Management since
Senior Vice President              1992.